UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 6, 2020

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Newmont Goldcorp Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws

Effective January 6, 2020, Newmont Corporation, formerly known as Newmont Goldcorp Corporation, a Delaware corporation (the “Corporation”), filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a change of the Corporation’s name from “Newmont Goldcorp Corporation” to “Newmont Corporation” (the “Name Change”).

The Board of Directors of the Corporation (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Corporation’s stockholders and there were no other changes to the Certificate of Incorporation. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference.

The Corporation’s common stock will continue trading on the New York Stock Exchange under the symbol “NEM” and on the Toronto Stock Exchange under the symbol “NGT”. No change was made to the CUSIP number for the Corporation’s common stock. Outstanding stock certificates for shares of the Corporation are not affected by the Name Change; they continue to be valid and need not be exchanged.

In connection with the Name Change, the Board also approved an amendment and restatement of the Corporation’s Amended and Restated By-Laws to reflect the Name Change via the substitution of “Newmont Corporation” for “Newmont Goldcorp Corporation” (as amended and restated, the “Restated By-Laws”) and there were no other changes to the Restated By-Laws. The Restated Bylaws became effective on January 6, 2020. No other changes were made to the By-Laws. A copy of the Restated By-laws reflecting the Name Change is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation
3.2	Amended and Restated By-Laws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: January 6, 2020